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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 2000


                      The Newhall Land and Farming Company
                      ( a California Limited Partnership )
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)


       1-7585                                            95-3931727
(Commission File Number)                       (IRS Employer Identification No.)


                    23823 Valencia Blvd., Valencia, CA 91355
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 661-255-4000



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                                                                              2.

Item 5.  OTHER  EVENTS

         The Newhall Land and Farming Company issued a news release on August 28, 2000 announcing that the prospective buyer of its regional shopping center has terminated its due diligence work due to the recent Chapter 11 bankruptcy filing of Edwards Theaters Circuit, Inc., a tenant of the shopping center; and the resulting likely delay of the completion of the Company's unit repurchase program. The press release is filed as an exhibit to this report.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed with this report.

  99     The Newhall Land and Farming Company press release dated August 28,
         2000.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE NEWHALL LAND AND FARMING COMPANY
                                    (a California Limited Partnership)
                                               Registrant

                                    By  Newhall Management Limited Partnership,
                                               Managing General Partner

                                    By  Newhall Management Corporation,
                                               Managing General Partner



Date:   August 28, 2000             By  /s/ DONALD L. KIMBALL
                                        ---------------------------------------
                                        Donald L. Kimball,
                                        Vice President - Finance and Controller
                                        Newhall Management Corporation
                                        (Principal Accounting Officer)